                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD STAR FUND--STAR PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
         P=     $1,000
         T=      21.15%
         N=          1
       ERV=  $1,211.52
  FIVE YEAR
  ---------
         P=     $1,000
         T=      14.90%
         N=          5
       ERV=  $2,002.25
  TEN YEAR
  --------
         P=     $1,000
         T=      14.90%
         N=         10
       ERV=  $3,744.87

--------

2.YIELD (30 Days Ended December 31, 1997)

                a- b
                ---
    Yield = 2[(+ 1)/6/-1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $20,830,868.07

               b = $0.00

               c = 422,371,412.62

               d = $17.38

            Yield = 3.43%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      VANGUARD STAR FUND--INCOME PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
         P=      $1,000
         T=       14.23%
         N=           1
       ERV=   $1,142.27
  FIVE YEAR
  ---------
         P=      $1,000
         T=       13.63%
         N=           *
       ERV=   $1,515.35*

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1997)

                a- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $1,079,316.80

               b = $0.00

               c = 19,355,109.25

               d = $12.43

            Yield = 5.44%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               VANGUARD STAR FUND--CONSERVATIVE GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=       $1,000
       T=        22.26%
       N=            1
     ERV=    $1,168.05
  FIVE YEAR
  ---------
       P=       $1,000
       T=        20.26%
       N=            *
     ERV=    $1,604.41*

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1997)

                a-- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $2,902,266.69

               b = $0.00

               c = 59,098,319.10

               d = $13.40

            Yield = 4.44%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                 VANGUARD STAR FUND--MODERATE GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=          $1,000
       T=           19.77%
       N=               1
     ERV=       $1,197.68
  FIVE YEAR
  ---------
       P=          $1,000
       T=           18.04%
       N=               *
     ERV=       $1,715.03

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1997)

                a-- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $3,840,672.16

               b = $0.00

               c = 89,313,604.18

               d = $14.81

            Yield = 3.51%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                      VANGUARD STAR FUND--GROWTH PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=         $1,000
       T=          22.26%
       N=              1
     ERV=      $1,222.64
  FIVE YEAR
  ---------
       P=         $1,000
       T=          20.26%
       N=              *
     ERV=      $1,821.80

--------
 * Since the Portfolio's inception on September 30, 1994.

2.YIELD (30 Days Ended December 31, 1997)

                a-- b
                ---
    Yield = 2[( + 1)/6/ - 1]
                c X d

 Where:        a = dividends and interest paid during the period

               b = expense dollars during the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period

               d = the maximum offering price per share on the last day of the period

 Example:
               a = $2,382,689.35

               b = $0.00

               c = 72,494,485.68

               d = $16.04

            Yield = 2.47%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

             VANGUARD STAR FUND--TOTAL INTERNATIONAL PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of December 31, 1997)

   P (1 + T)n = ERV

 Where:        P =a hypothetical initial payment of $1,000

               T =average annual total return

               N =number of years

             ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
         P=         $1,000
         T=          -0.77%
         N=              1
       ERV=        $992.26
  FIVE YEAR
  ---------
         P=         $1,000
         T=          -0.13%
         N=              *
       ERV=        $997.75

--------

 * Since the Portfolio's inception on April 29, 1996.